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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 30, 2007

              CWHEQ Revolving Home Equity Loan Trust, Series 2007-D
             -------------------------------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-139891-01

                                   CWHEQ, INC.
                                   -----------
                         (Exact name of the depositor as
                            specified in its charter)
                          Commission File Number of the
                              depositor: 333-139891

                          Countrywide Home Loans, Inc.
                         -----------------------------
             (Exact name of the sponsor as specified in its charter)

            Delaware                                     87-0698310
(State or Other Jurisdiction of                        (I.R.S. Employer
         Incorporation)                                Identification No.)

         4500 Park Granada
         Calabasas, California                                    91302
         ---------------------                                   -------
         (Address of Principal Executive Offices)               (Zip Code)

         Registrant's telephone number, including area code (818) 225-3000
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Filing of Certain Materials

         The consolidated balance sheets of Assured Guaranty Corp. as of December 31, 2006 and 2005, and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2006, incorporated by reference in this prospectus supplement, have been incorporated in the prospectus supplement in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

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         Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:


         23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Assured Guaranty Corp.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWHEQ, INC.



                                              By:      /s/ Darren Bigby
                                                       ------------------------
                                                       Name:  Darren Bigby
                                                       Title:  Vice President



Dated:  May 30, 2007


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Exhibit Index


Exhibit



         23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Assured Guaranty Corp.